UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     August 5, 2004

BELO CORP.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-8598 (Commission File Number)	75-0135890 (I.R.S. Employer Identification No.)

P.O. Box 655237, Dallas, Texas 75265-5237
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:     (214) 977-6606

None.
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

     (c)      Exhibits.

               99.1 Press Release dated August 5, 2004

Item 12. Results of Operations and Financial Condition.

On August 5, 2004, Belo Corp. announced circulation declines at The Dallas Morning News. Copies of this press release are furnished with this report as exhibits to Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 5, 2004

BELO CORP.
By:	/s/ Carey Hendrickson
Carey P. Hendrickson
Vice President/Investor Relations

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated August 5, 2004